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                                                                   EXHIBIT 10.15





                              STANDSTILL AGREEMENT

                                 BY AND BETWEEN

                       LODGENET ENTERTAINMENT CORPORATION

                                      AND

                       TCI SATELLITE ENTERTAINMENT, INC.

                          Dated as of October 21, 1996
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                                                                  EXECUTION COPY

                              STANDSTILL AGREEMENT
                              --------------------


          This STANDSTILL AGREEMENT (the "Agreement"), is entered into as of October 21, 1996, by and between LodgeNet Entertainment Corporation, a Delaware corporation ("LodgeNet"), and TCI Satellite Entertainment, Inc., a Delaware corporation ("TCI-Satellite") (collectively, LodgeNet and TCI-Satellite are referred to as the "Parties" and individually as a "Party").

                                    RECITALS
                                    --------

          A. LodgeNet or ResNet Communications, Inc., a Delaware corporation ("ResNet"), and TCI-Satellite, simultaneously with the execution of this Agreement, are entering into a Subscription Agreement, an Equipment Sale Agreement, a Signal Availability Agreement, a Subordinated Convertible Term Loan Agreement, an Option Agreement and a Stockholders' Agreement (collectively, the "Transaction Documents"), providing for a series of transactions, including the purchase by TCI-Satellite of 4.99% of the common stock of ResNet; and

          B. The remaining stock of ResNet is owned by LodgeNet, which is publicly traded, and LodgeNet and ResNet have requested that TCI-Satellite and its Controlled Affiliates agree to, and TCI-Satellite has agreed to and to cause its Controlled Affiliates to agree to, restrictions on acquiring shares of the capital stock of LodgeNet and shares of the capital stock of ResNet that may in the future be publicly traded.

                                   AGREEMENT
                                   ---------

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I
                                   ----------

                                  Definitions
                                  -----------

          (a) As used in this Agreement, the following terms shall have the following meanings (unless indicated otherwise, all Article and Section references are to Articles and Sections of this Agreement):

          "Affiliate": With respect to any Person, any other Person Controlling, Controlled by or under common Control with such Person.

          "Beneficial ownership": As defined in Rule 13d-3 under the Exchange Act, as such rule is currently in effect.

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          "Control":  The ownership, directly or indirectly, of Voting Power representing the right generally to elect a majority of the directors (or similar officials) of any Person, or the possession, by contract or otherwise, of the authority to direct the management and policies of such Person.

          "Controlled Affiliate": With respect to any Person, any Wholly Owned Subsidiary of such Person and any other Person under the Control of such Person.

          "Exchange Act": The Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, all as the same may be in effect from time to time.

          "Group":  As defined in Section 13(d)(3) of the Exchange Act.

          "Person": Any individual, partnership, limited liability company, corporation, trust, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

          "SEC": The United States Securities and Exchange Commission or its successor.

          "Subsidiary": With respect to LodgeNet or TCI-Satellite, any Person with respect to which the Voting Power to elect a majority of the board of directors (or similar governing body) is held by LodgeNet or TCI-Satellite, as may be the case.

          "Voting Power": The right to vote generally in the election of directors, or other similar officials, through the beneficial ownership of common stock or other securities or ownership interests entitled to vote generally in the election of directors or such officials. For purposes of calculating the percentage ownership of Voting Power of any Person, all warrants, options or rights held by any Person shall be deemed to have been exercised and all convertible or exchangeable securities shall be deemed to have been converted or exchanged, as the case may be (disregarding for such purposes any restrictions on conversion, exchange or exercise), in each case for the maximum number of shares of common stock or other securities entitled to vote generally in the election of directors or similar officials; provided that, any rights to acquire Voting Securities held by TCI-Satellite under any Transaction Document shall not be taken into account for purposes of determining the Voting Power held by TCI-Satellite with respect to such Voting Securities.

          "Voting Securities": Any securities, including instruments convertible into Voting Securities, of LodgeNet and ResNet (unless the context specifically contemplates ResNet or LodgeNet) having the ordinary power to vote, in the absence of contingencies, in the election of directors of LodgeNet or ResNet, as the case may be.

          "Wholly Owned Subsidiary": With respect to any Person, any entity as to which 100% of the Voting Securities or other ownership interests having power to elect the board of directors or other officials performing similar functions are owned directly or indirectly by any Person.

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          (b) Each of the following terms is defined in the Section set forth opposite such term:

              Term                           Section
              ----                           -------

              Percentage Limitation          Article III(i)
              Standstill Period              Article II
              Transaction Documents          Recital A

                                   ARTICLE II
                                  -----------

                                      Term
                                      ----

          The term of this Agreement (the "Standstill Period") shall commence on the date hereof and terminate on July 21, 2005.

                                   ARTICLE III
                                  ------------

                             Standstill Provisions
                             ---------------------

          TCI-Satellite agrees, and agrees to cause its Controlled Affiliates to agree, with LodgeNet that, except as may be specifically permitted by this Agreement or the Transaction Documents or unless it is specifically authorized in writing to do so by LodgeNet, during the Standstill Period TCI-Satellite and its Controlled Affiliates will not, directly or indirectly:

                (i) in any way acquire or agree to acquire (other than pursuant to any of the Transaction Documents) beneficial ownership of any Voting Securities or any direct or indirect rights or options to acquire beneficial ownership of any Voting Securities (A) of ResNet or
          (B) of LodgeNet if the aggregate percentage (calculated by Voting Power) of the Voting Securities beneficially owned by TCI-Satellite and its Controlled Affiliates after giving effect to such acquisition would exceed 10% of the Voting Power of LodgeNet (the "Percentage Limitation");

                (ii) make any public announcement with respect to, or submit to ResNet or LodgeNet or any of their respective directors, officers, representatives, employees, attorneys, advisers, agents or Affiliates (whether publicly or otherwise) any proposal for, the acquisition of Voting Securities not permitted by paragraph (i) above;

                (iii) propose to (a) enter into, directly or indirectly, any merger, consolidation or business combination involving ResNet or LodgeNet or any merger or business combination involving any of ResNet's or LodgeNet's Subsidiaries the consummation of which would result in TCI-Satellite or its Controlled Affiliates exceeding the Percentage Limitation, or (b) purchase, directly or indirectly, substantially all of the assets of ResNet or LodgeNet or any of their respective Subsidiaries outside the ordinary course of business;

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                (iv)   make, or in any way participate in, any "solicitation" of
          "proxies" to vote any Voting Securities (as such terms are defined or used in Regulation 14A under the Exchange Act, as such Regulation is currently in effect) of ResNet, if ResNet is at the time publicly traded and subject to the proxy rules, or LodgeNet;

                (v) form, join or in any way participate in a Group with respect to any Voting Securities of LodgeNet or ResNet if ResNet is at the time publicly traded;

                (vi) deposit any Voting Securities of LodgeNet in a voting trust or subject any Voting Securities of LodgeNet to any proxy or other arrangement or agreement with respect to the voting of such Voting Securities or other agreement having similar effect other than a proxy, trust or other arrangement or agreement the beneficial ownership of which is held by TCI-Satellite and/or its Controlled Affiliates and is not effected for a purpose inconsistent with this Agreement;

                (vii) disclose publicly any intention, plan or arrangement inconsistent with the foregoing; or

                (viii) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of LodgeNet.

                                   ARTICLE IV
                                  -----------

                          Voting of Voting Securities
                          ---------------------------

          TCI-Satellite agrees that it shall appear, and shall cause its Controlled Affiliates to appear, as appropriate, in person or by proxy, at all shareholder meetings of ResNet and LodgeNet, as the case may be, at which matters are submitted to shareholders for a vote; provided that such appearance will occur only if TCI-Satellite (or its Controlled Affiliates) hold Voting Securities eligible to vote at any such meeting, and TCI-Satellite (and its Controlled Affiliates) shall be free to vote such Voting Securities at such meeting in their discretion with respect to any such matters.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

          5.1 Except as expressly set forth herein, the fees and expenses (including the fees of any lawyers, accountants, investment bankers or others engaged by a Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by the Party incurring the same.

          5.2 All documentation, notices, reports and correspondence under this Agreement shall be submitted and maintained in the English language. As used herein, the singular shall include the

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plural and the plural may refer to only the singular.  The use of any gender shall be applicable to all genders. The captions contained herein are for purpose of convenience only and are not part of the Agreement.

          5.3 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one Party to the other Party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered personally, by overnight messenger or mailed by first-class certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to LodgeNet:       808 West Avenue North
                                Sioux Falls, South Dakota 57104
                                Attn: Chief Operating Officer
                                Telephone:  (605) 330-1330

                                With a copy similarly addressed to the attention of Eric R. Jacobsen, Vice President and General Counsel

          With a copy to:       Pillsbury Madison & Sutro L.L.P.
                                235 Montgomery Street
                                San Francisco, California  94104
                                Attn:  Gregg F. Vignos, Esq.
                                Telephone:  (415) 983-1649

          If to TCI-Satellite:  8085 South Chester Street
                                Suite 300
                                Englewood, Colorado  80112
                                Attn:  Toby DeWeese
                                Telephone:  (303) 712-4725

                                With a copy similarly addressed to the
                                attention of Corporate Counsel
                                Telephone: (303) 712-4618

          With a copy to:       Sherman & Howard L.L.C.
                                633 Seventeenth Street
                                Suite 3000
                                Denver, Colorado 80202
                                Attn: Peggy Knight, Esq.
                                Telephone: (303) 299-8140

          Either Party may designate by notice in writing a new address or addressee to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice,

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demand, request, or communication shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each Party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

          5.4 If any portion or portions of this Agreement shall be deemed, for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable, and in effect, unless such remaining portion or portions are not reasonably adequate to accomplish the basic purposes and intent of the Parties. The Parties will negotiate in good faith to replace any invalid or unenforceable provision of this Agreement with an enforceable provision that accomplishes the original intent of the Parties to the extent reasonably practicable.

          5.5 This Agreement cannot be amended except by a written instrument signed by the Parties hereto.

          5.6 Either Party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision as to any future violations thereof or prevent that Party thereafter from enforcing each and every other provision of this Agreement. No waiver of any right or remedy hereunder shall be effective unless contained in a writing signed by the waiving Party. The rights granted to the Parties herein are cumulative and the waiver by a Party of any single remedy shall not constitute a waiver of such Party's right to assert all other legal remedies available to it under the circumstances.

          5.7 This Agreement shall be governed and interpreted by the laws of the State of Delaware, without regard to its conflict of law rules. The Parties agree that all litigation relating to this Agreement shall be brought in the state and federal courts of appropriate subject matter jurisdiction in Delaware, and each Party hereby submits itself to the non-exclusive in personam jurisdiction of such courts for purposes of any such litigation. Neither Party shall object to venue in such courts on the grounds of an inconvenient forum or otherwise. In the event of any litigation between the Parties relating to this Agreement, the prevailing Party shall be entitled to recover, in addition to any other relief awarded by the court, its reasonable attorneys fees and all other costs of preparing for and participating in the litigation, including all appeals.

          5.8 Neither Party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, acts of the common enemy, the elements, earthquake, floods, fires, epidemics, quarantine restrictions, riots, strikes, failure or delay in transportation, freight embargoes or other causes beyond its control.

          5.9 This Agreement expresses the understanding of the Parties hereto and supersedes all prior agreements, whether oral or written, relating to the subject matters specifically expressed herein; provided, however, that the Parties acknowledge that simultaneously with the execution of this Agreement they or their Affiliates are entering into the Transaction Documents which are related to

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this Agreement in that they collectively document a transaction between the
Parties of which this Agreement is a part.

          5.10 Neither Party may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other Party; provided that either Party may assign this entire Agreement to an Affiliate of such Party or to a Person that acquires all or substantially all of the assets or business of such Party if such Party gives prior written notice to the other Party and delivers an assumption agreement of such assignee in form and substance reasonably satisfactory to the other Party pursuant to which such assignee assumes the obligations of the assigning Party under this Agreement. Each Party agrees that it will cause any acquiror of all or substantially all of the assets or business of such Party to assume this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective successors and permitted assigns. For purposes of this paragraph, "assign" shall mean to directly or indirectly sell, assign, convey, lease, sublease or permit the use of, in any manner, any rights or obligations under this Agreement.

          5.11 This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereof and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

LODGENET ENTERTAINMENT                TCI SATELLITE ENTERTAINMENT,
CORPORATION                           INC.



By:                                   By:
   ---------------------------           ----------------------------
Name:                                 Name:
     -------------------------             --------------------------
Title:                                Title:
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